                                                                    EXHIBIT 20.3

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B


                         MONTHLY SERVICER'S CERTIFICATE


             Accounting Date:                                     June 30, 1999
                                         ---------------------------------------
             Determination Date:                                   July 7, 1999
                                         ---------------------------------------
             Distribution Date:                                   July 15, 1999
                                         ---------------------------------------
             Monthly Period Ending:                               June 30, 1999
                                         ---------------------------------------


             This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1998, among Arcadia Automobile Receivables Trust, 1998-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

             Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

     I.      Collection Account Summary

             Available Funds:
                           Payments Received                                                   $16,715,629.17
                           Liquidation Proceeds (excluding Purchase Amounts)                    $1,477,816.53
                           Current Monthly Advances                                                171,908.55
                           Amount of withdrawal, if any, from the Spread Account                        $0.00
                           Monthly Advance Recoveries                                             (196,937.51)
                           Purchase Amounts-Warranty and Administrative Receivables                     $0.00
                           Purchase Amounts - Liquidated Receivables                                    $0.00
                           Income from investment of funds in Trust Accounts                       $63,075.71
                                                                                          --------------------
             Total Available Funds                                                                                  $18,231,492.45
                                                                                                                 ==================

             Amounts Payable on Distribution Date:
                           Reimbursement of Monthly Advances                                            $0.00
                           Backup Servicer Fee                                                          $0.00
                           Basic Servicing Fee                                                    $432,351.23
                           Trustee and other fees                                                       $0.00
                           Class A-1 Interest Distributable Amount                                      $0.00
                           Class A-2 Interest Distributable Amount                                $542,994.66
                           Class A-3 Interest Distributable Amount                                $701,604.17
                           Class A-4 Interest Distributable Amount                                $530,000.00
                           Class A-5 Interest Distributable Amount                                $277,750.00
                           Noteholders' Principal Distributable Amount                         $12,995,227.78
                           Amounts owing and not paid to Security Insurer under
                                Insurance Agreement                                                     $0.00
                           Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                           Spread Account Deposit                                               $2,751,564.61
                                                                                          --------------------
             Total Amounts Payable on Distribution Date                                                             $18,231,492.45
                                                                                                                 ==================


                                 Page 1 (1998-B)

    II.      Available Funds

             Collected Funds (see V)
                                        Payments Received                                    $16,715,629.17
                                        Liquidation Proceeds (excluding
                                           Purchase Amounts)                                  $1,477,816.53         $18,193,445.70
                                                                                           -----------------

             Purchase Amounts                                                                                                $0.00

             Monthly Advances
                                        Monthly Advances - current Monthly Period (net)         ($25,028.96)
                                        Monthly Advances - Outstanding Monthly Advances
                                           not otherwise reimbursed to the Servicer                   $0.00            ($25,028.96)
                                                                                           -----------------

             Income from investment of funds in Trust Accounts                                                          $63,075.71
                                                                                                                 ------------------

             Available Funds                                                                                        $18,231,492.45
                                                                                                                 ==================

    III.     Amounts Payable on Distribution Date

                    (i)(a)         Taxes due and unpaid with respect to the Trust
                                   (not otherwise paid by OFL or the Servicer)                                               $0.00

                    (i)(b)         Outstanding Monthly Advances (not otherwise
                                   reimbursed to Servicer and to be reimbursed on
                                   the Distribution Date)                                                                    $0.00

                    (i)(c)         Insurance Add-On Amounts (not otherwise
                                   reimbursed to Servicer)                                                                   $0.00

                     (ii)          Accrued and unpaid fees (not otherwise paid
                                   by OFL or the Servicer):
                                        Owner Trustee                                                 $0.00
                                        Administrator                                                 $0.00
                                        Indenture Trustee                                             $0.00
                                        Indenture Collateral Agent                                    $0.00
                                        Lockbox Bank                                                  $0.00
                                        Custodian                                                     $0.00
                                        Backup Servicer                                               $0.00
                                        Collateral Agent                                              $0.00                  $0.00
                                                                                           -----------------

                   (iii)(a)        Basic Servicing Fee (not otherwise paid to
                                   Servicer)                                                                           $432,351.23

                   (iii)(b)        Supplemental Servicing Fees (not otherwise
                                   paid to Servicer)                                                                         $0.00

                   (iii)(c)        Servicer reimbursements for mistaken deposits
                                   or postings of checks returned for
                                   insufficient funds (not otherwise reimbursed
                                   to Servicer)                                                                              $0.00

                     (iv)          Class A-1 Interest Distributable Amount                                                   $0.00
                                   Class A-2 Interest Distributable Amount                                             $542,994.66
                                   Class A-3 Interest Distributable Amount                                             $701,604.17
                                   Class A-4 Interest Distributable Amount                                             $530,000.00
                                   Class A-5 Interest Distributable Amount                                             $277,750.00

                      (v)          Noteholders' Principal Distributable Amount
                                        Payable to Class A-1 Noteholders                                                     $0.00
                                        Payable to Class A-2 Noteholders                                            $12,995,227.78
                                        Payable to Class A-3 Noteholders                                                     $0.00
                                        Payable to Class A-4 Noteholders                                                     $0.00
                                        Payable to Class A-5 Noteholders                                                     $0.00

                     (vii)         Unpaid principal balance of the Class A-1
                                   Notes after deposit to the Note Distribution
                                   Account of any funds in the Class A-1
                                   Holdback Subaccount (applies only on the
                                   Class A-1 Final Scheduled Distribution Date)                                              $0.00

                     (ix)          Amounts owing and not paid to Security Insurer
                                   under Insurance Agreement                                                                 $0.00
                                                                                                                 ------------------

                                   Total amounts payable on Distribution Date                                       $15,479,927.84
                                                                                                                 ==================


                                 Page 2 (1998-B)

    IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
             and Class A-1 Maturity Shortfall

             Spread Account deposit:

                          Amount of excess, if any, of Available Funds over total amounts
                          payable (or amount of such excess up to the Spread Account Maximum Amount)                 $2,751,564.61

             Reserve Account Withdrawal on any Determination Date:

                          Amount of excess, if any, of total amounts payable over Available Funds
                          (excluding amounts payable under item (vii) of Section III)                                        $0.00

                          Amount available for withdrawal from the Reserve Account (excluding the
                          Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve
                          Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in
                          respect of transfers of Subsequent Receivables)                                                    $0.00

                          (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                          (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                          Amount of withdrawal, if any, from the Reserve Account                                             $0.00

             Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
             Date:

                          Amount by which (a) the remaining principal balance of the Class A-1
                          Notes exceeds (b) Available Funds after payment of amounts set forth in
                          item (v) of Section III                                                                            $0.00

                          Amount available in the Class A-1 Holdback Subaccount                                              $0.00

                          (The amount by which the remaining principal balance of the Class A-1
                          Notes exceeds Available Funds (after payment of amount set forth in item
                          (v) of Section III) shall be withdrawn by the Indenture Trustee from the
                          Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the
                          Note Distribution Account for payment to the Class A-1 Noteholders)

                          Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                               $0.00

             Deficiency Claim Amount:

                          Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount
                          and Available Funds                                                                                $0.00

                          (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class
                          A-1 Notes after giving effect to payments made under items (v) and (vii)
                          of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                          Subaccount)

             Pre-Funding Account Shortfall:

                          Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                          Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3
                          Prepayment Amount, the Class A-4 Prepayment Amount, the Class A-5
                          Prepayment Amount over (b) the amount on deposit in the Pre-Funding
                          Account                                                                                            $0.00

             Class A-1 Maturity Shortfall:

                          Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                          Date, of (a) the unpaid principal balance of the Class A-1 Notes over
                          (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from
                          the Class A-1 Holdback Subaccount.                                                                 $0.00

             (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
             Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
             Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee
             and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
             Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1998-B)

     V.      Collected Funds

             Payments Received:
                               Supplemental Servicing Fees                                             $0.00
                               Amount allocable to interest                                     6,205,509.80
                               Amount allocable to principal                                   10,510,119.37
                               Amount allocable to Insurance Add-On Amounts                            $0.00
                               Amount allocable to Outstanding Monthly Advances
                                  (reimbursed to the Servicer prior to deposit
`                                 in the Collection Account)                                           $0.00
                                                                                           ------------------

             Total Payments Received                                                                                $16,715,629.17

             Liquidation Proceeds:
                              Gross amount realized with respect to Liquidated
                              Receivables                                                       1,484,169.81

                              Less: (i) reasonable expenses incurred by Servicer
                                 in connection with the collection of such Liquidated
                                 Receivables and the repossession and disposition
                                 of the related Financed Vehicles and (ii) amounts
                                 required to be refunded to Obligors on such Liquidated
                                 Receivables                                                      (6,353.28)
                                                                                           ------------------

             Net Liquidation Proceeds                                                                                $1,477,816.53

             Allocation of Liquidation Proceeds:
                               Supplemental Servicing Fees                                             $0.00
                               Amount allocable to interest                                            $0.00
                               Amount allocable to principal                                           $0.00
                               Amount allocable to Insurance Add-On Amounts                            $0.00
                               Amount allocable to Outstanding Monthly Advances
                                  (reimbursed to the Servicer prior to deposit in
                                  the Collection Account)                                              $0.00                 $0.00
                                                                                           ------------------    ------------------

             Total Collected Funds                                                                                  $18,193,445.70
                                                                                                                 ==================

    VI.      Purchase Amounts Deposited in Collection Account

             Purchase Amounts - Warranty Receivables                                                                         $0.00
                               Amount allocable to interest                                            $0.00
                               Amount allocable to principal                                           $0.00
                               Amount allocable to Outstanding Monthly Advances
                                  (reimbursed to the Servicer prior to deposit in
                                  the Collection Account)                                              $0.00

             Purchase Amounts - Administrative Receivables                                                                   $0.00
                               Amount allocable to interest                                            $0.00
                               Amount allocable to principal                                           $0.00
                               Amount allocable to Outstanding Monthly Advances
                                  (reimbursed to the Servicer prior to deposit in
                                  the Collection Account)                                              $0.00
                                                                                           ------------------

             Total Purchase Amounts                                                                                          $0.00
                                                                                                                 ==================

    VII.     Reimbursement of Outstanding Monthly Advances

             Outstanding Monthly Advances                                                                              $378,928.80

             Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                               Payments received from Obligors                                  ($196,937.51)
                               Liquidation Proceeds                                                    $0.00
                               Purchase Amounts - Warranty Receivables                                 $0.00
                               Purchase Amounts - Administrative Receivables                           $0.00
                                                                                           ------------------

             Outstanding Monthly Advances to be netted against Monthly
                Advances for the current Monthly Period                                                               ($196,937.51)

             Outstanding Monthly Advances to be reimbursed out of
                Available Funds on the Distribution Date                                                              ($196,937.51)

             Remaining Outstanding Monthly Advances                                                                    $181,991.29

             Monthly Advances - current Monthly Period                                                                 $171,908.55
                                                                                                                 ------------------

             Outstanding Monthly Advances - immediately following the Distribution Date                                $353,899.84
                                                                                                                 ==================


                                 Page 4 (1998-B)


VIII. Calculation of Interest and Principal Payments

      A. Calculation of Principal Distribution Amount

             Payments received allocable to principal                                                                $10,510,119.37
             Aggregate of Principal Balances as of the Accounting Date of all
                Receivables that became Liquidated Receivables
                during the Monthly Period                                                                             $2,485,108.41
             Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
             Purchase Amounts - Administrative Receivables allocable to principal                                             $0.00
             Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
             Cram Down Losses                                                                                                 $0.00
                                                                                                                   -----------------

             Principal Distribution Amount                                                                           $12,995,227.78
                                                                                                                   =================

      B. Calculation of Class A-1 Interest Distributable Amount

             Class A-1 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-1 Noteholders on such Distribution Date)                         $0.00

             Multiplied by the Class A-1 Interest Rate                                                  5.6275%

             Multiplied by actual days in the period or in the case of the first
             Distribution Date, by 22/360                                                           0.08333333                $0.00
                                                                                             -------------------

             Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           $0.00
                                                                                                                   -----------------

             Class A-1 Interest Distributable Amount                                                                          $0.00
                                                                                                                   =================

      C. Calculation of Class A-2 Interest Distributable Amount

             Class A-2 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-2 Noteholders on such Distribution Date)               $112,557,192.48

             Multiplied by the Class A-2 Interest Rate                                                   5.789%

             Multiplied by actual days in the period or in the case of the first
             Distribution Date, by 22/360                                                           0.08333333          $542,994.66
                                                                                             -------------------

             Plus any unpaid Class A-2 Interest Carryover Shortfall                                                               -
                                                                                                                   -----------------

             Class A-2 Interest Distributable Amount                                                                    $542,994.66
                                                                                                                   =================

      D. Calculation of Class A-3 Interest Distributable Amount

             Class A-3 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-3 Noteholders on such Distribution Date)               $141,500,000.00

             Multiplied by the Class A-3 Interest Rate                                                   5.950%

             Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360            0.08333333          $701,604.17
                                                                                             -------------------

             Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                                   -----------------

             Class A-3 Interest Distributable Amount                                                                    $701,604.17
                                                                                                                   =================

      E. Calculation of Class A-4 Interest Distributable Amount

             Class A-4 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-4 Noteholders on such Distribution Date)               $106,000,000.00

             Multiplied by the Class A-4 Interest Rate                                                   6.000%

             Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360            0.08333333          $530,000.00
                                                                                             -------------------

             Plus any unpaid Class A-4 Interest Carryover Shortfall                                                           $0.00
                                                                                                                   -----------------

             Class A-4 Interest Distributable Amount                                                                    $530,000.00
                                                                                                                   =================


                                 Page 5 (1998-B)

      F. Calculation of Class A-5 Interest Distributable Amount

             Class A-5 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-5 Noteholders on such Distribution Date)             $55,000,000.00

             Multiplied by the Class A-5 Interest Rate                                                6.060%

             Multiplied by 1/12 or in the case of the first Distribution Date,
                by 22/360                                                                        0.08333333           $277,750.00
                                                                                         --------------------

             Plus any unpaid Class A-5 Interest Carryover Shortfall                                                         $0.00
                                                                                                               -------------------

             Class A-5 Interest Distributable Amount                                                                  $277,750.00
                                                                                                               ===================


      G. Calculation of Noteholders' Interest Distributable Amount

             Class A-1 Interest Distributable Amount                                                  $0.00
             Class A-2 Interest Distributable Amount                                            $542,994.66
             Class A-3 Interest Distributable Amount                                            $701,604.17
             Class A-4 Interest Distributable Amount                                            $530,000.00
             Class A-5 Interest Distributable Amount                                            $277,750.00

             Noteholders' Interest Distributable Amount                                                             $2,052,348.82
                                                                                                               ===================

      H. Calculation of Noteholders' Principal Distributable Amount:

             Noteholders' Monthly Principal Distributable Amount:

             Principal Distribution Amount                                                   $12,995,227.78

             Multiplied by Noteholders' Percentage ((i) for each Distribution
                Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero,
                100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
                Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate Principal Balance
                (plus any funds remaining on deposit in the Pre-Funding Account)
                as of the Accounting Date for the preceding Distribution Date)                       100.00%       $12,995,227.78
                                                                                         --------------------

             Unpaid Noteholders' Principal Carryover Shortfall                                                              $0.00
                                                                                                               -------------------

             Noteholders' Principal Distributable Amount                                                           $12,995,227.78
                                                                                                               ===================

      I. Application of Noteholders' Principal Distribution Amount:

             Amount of Noteholders' Principal Distributable Amount payable to
             Class A-1 Notes (equal to entire Noteholders' Principal
             Distributable Amount until the principal balance
             of the Class A-1 Notes is reduced to zero)                                                                     $0.00
                                                                                                               ===================

             Amount of Noteholders' Principal Distributable Amount payable to
             Class A-2 Notes (no portion of the Noteholders' Principal
             Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
             thereafter, equal to the entire Noteholders' Principal Distributable Amount)                          $12,995,227.78
                                                                                                               ===================


                                 Page 6 (1998-B)

IX.   Pre-Funding Account

      A. Withdrawals from Pre-Funding Account:

             Amount on deposit in the Pre-Funding Account as of the preceding
                Distribution Date or, in the case of the first Distribution
                Date, as of the Closing Date                                                                                 $9.37
                                                                                                                       ------------

                                                                                                                             $9.37
                                                                                                                       ============

             Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
                Subsequent Transfer Date (an amount equal to (a) $0 (the
                aggregate Principal Balance of Subsequent Receivables
                transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of
                Subsequent Receivables over (ii) $0))                                                                        $0.00

             Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date
                (see B below)                                                                                                $0.00
                                                                                                                       ------------

             Amount remaining on deposit in the Pre-Funding Account after
                Distribution Date                                                                           $9.37
                                                                                                    --------------

                                                                                                                             $9.37
                                                                                                                       ============

      B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

             Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded
                Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced
                to $100,000 or less on any Distribution Date                                                                 $0.00

             Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each
                class of Notes of the Pre-Funded Amount as of the Distribution Date)                                         $0.00

             Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class
                of Notes of the Pre-Funded Amount as of the Distribution Date)                                               $0.00

             Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class
                of Notes of the Pre-Funded Amount as of the Distribution Date)                                               $0.00

             Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class
                of Notes of the Pre-Funded Amount as of the Distribution Date)                                               $0.00

             Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class
                of Notes of the Pre-Funded Amount as of the Distribution Date)                                               $0.00

      C. Prepayment Premiums:

             Class A-1 Prepayment Premium                                                                                    $0.00
             Class A-2 Prepayment Premium                                                                                    $0.00
             Class A-3 Prepayment Premium                                                                                    $0.00
             Class A-4 Prepayment Premium                                                                                    $0.00
             Class A-5 Prepayment Premium                                                                                    $0.00


                                 Page 7 (1998-B)

     X.      Reserve Account

             Requisite Reserve Amount:

             Portion of Requisite Reserve Amount calculated with respect to Class A-1
                Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

             Product of (x) weighted average of the Class A-1, A-2, A-3, A-4, and A-5
             Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5
             principal balance), divided by 360                                                       0.0000%
             (y) (the Pre-Funded Amount on such Distribution Date)                                      0.00
             (z) (the number of days until the May 1998 Distribution Date))                                0
                                                                                                                           $0.00
             Less the product of (x) 2.5% divided by 360,                                              0.00%
             (y) the Pre-Funded Amount on such Distribution Date and,                                   0.00
             (z) the number of days until the May 1998 Distribution Date                                   0               $0.00
                                                                                                                  ---------------

             Requisite Reserve Amount                                                                                      $0.00
                                                                                                                  ===============

             Amount on deposit in the Reserve Account (other than the Class A-1
                Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first
                Distribution Date, as of the Closing Date                                                                  $0.00

             Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class
                A-1 Holdback Subaccount) (which excess is to be deposited by the
                Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
                Receivables)                                                                                               $0.00

             Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve Amount
                (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the
                Pre-Funding Account in respect of transfers of Subsequent Receivables)                                     $0.00

             Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback
                Subaccount) to cover the excess, if any, of total amount payable over
                Available Funds (see IV above)                                                                             $0.00
                                                                                                                  ---------------

             Amount remaining on deposit in the Reserve Account (other than the Class A-1
                Holdback Subaccount) after the Distribution Date                                                           $0.00
                                                                                                                  ===============

    XI.      Class A-1 Holdback Subaccount:

             Class A-1 Holdback Amount:

             Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date,
                as applicable,                                                                                             $0.00

             Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool
                Balance set forth in the Sale and Servicing Agreement) is
                greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
                Date or on a Subsequent Transfer Date
                preceding the Distribution Date))                                                                              0

             Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
                a Class A-1 Maturity Shortfall (see IV above)                                                              $0.00

             Less withdrawal, if any, of amount remaining in the Class A-1
                Holdback Subaccount on the Class A-1 Final Scheduled Maturity
                Date after giving effect to any payment out of the Class A-1
                Holdback Subaccount to cover a Class A-1 Maturity Shortfall
                (amount of withdrawal to be released by the Indenture Trustee)                                             $0.00
                                                                                                                  ---------------

             Class A-1 Holdback Subaccount immediately following the Distribution Date                                     $0.00
                                                                                                                  ===============


                                 Page 8 (1998-B)

    XII.     Calculation of Servicing Fees

             Aggregate Principal Balance as of the first day of
                the Monthly Period                                             $415,057,183.11
             Multiplied by Basic Servicing Fee Rate                                       1.25%
             Multiplied by months per year                                           0.08333333
                                                                             -------------------

             Basic Servicing Fee                                                                    $432,351.23

             Less: Backup Servicer Fees                                                                   $0.00

             Supplemental Servicing Fees                                                                  $0.00
                                                                                                  --------------

             Total of Basic Servicing Fees and Supplemental Servicing Fees                                            $432,351.23
                                                                                                                  ================

   XIII.     Information for Preparation of Statements to Noteholders

             a. Aggregate principal balance of the Notes as of first day of
                   Monthly Period
                        Class A-1 Notes                                                                                     $0.00
                        Class A-2 Notes                                                                           $112,557,192.48
                        Class A-3 Notes                                                                           $141,500,000.00
                        Class A-4 Notes                                                                           $106,000,000.00
                        Class A-5 Notes                                                                            $55,000,000.00

             b. Amount distributed to Noteholders allocable to principal
                        Class A-1 Notes                                                                                     $0.00
                        Class A-2 Notes                                                                            $12,995,227.78
                        Class A-3 Notes                                                                                     $0.00
                        Class A-4 Notes                                                                                     $0.00
                        Class A-5 Notes                                                                                     $0.00

             c. Aggregate principal balance of the Notes (after giving
                effect to distributions on the Distribution Date)
                        Class A-1 Notes                                                                                     $0.00
                        Class A-2 Notes                                                                            $99,561,964.70
                        Class A-3 Notes                                                                           $141,500,000.00
                        Class A-4 Notes                                                                           $106,000,000.00
                        Class A-5 Notes                                                                            $55,000,000.00

             d. Interest distributed to Noteholders
                        Class A-1 Notes                                                                                     $0.00
                        Class A-2 Notes                                                                               $542,994.66
                        Class A-3 Notes                                                                               $701,604.17
                        Class A-4 Notes                                                                               $530,000.00
                        Class A-5 Notes                                                                               $277,750.00

             e. 1.  Class A-1 Interest Carryover Shortfall, if any (and
                    change in amount from preceding statement)                                                              $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any (and
                    change in amount from preceding statement)                                                              $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any (and
                    change in amount from preceding statement)                                                              $0.00
                4.  Class A-4 Interest Carryover Shortfall, if any (and
                    change in amount from preceding statement)                                                              $0.00
                5.  Class A-5 Interest Carryover Shortfall, if any (and
                    change in amount from preceding statement)                                                              $0.00

            f.  Amount distributed payable out of amounts withdrawn
                from or pursuant to:
                 1. Reserve Account                                                                       $0.00
                 2. Class A-1 Holdback Subaccount                                                         $0.00
                 3. Claim on the Note Policy                                                              $0.00

            g. Remaining Pre-Funded Amount                                                                                  $9.37

            h. Remaining Reserve Amount                                                                                     $0.00

            i. Amount on deposit on Class A-1 Holdback Subaccount                                                           $0.00

            j. Prepayment amounts
                        Class A-1 Prepayment Amount                                                                         $0.00
                        Class A-2 Prepayment Amount                                                                         $0.00
                        Class A-3 Prepayment Amount                                                                         $0.00
                        Class A-4 Prepayment Amount                                                                         $0.00
                        Class A-5 Prepayment Amount                                                                         $0.00

            k. Prepayment Premiums
                        Class A-1 Prepayment Premium                                                                        $0.00
                        Class A-2 Prepayment Premium                                                                        $0.00
                        Class A-3 Prepayment Premium                                                                        $0.00
                        Class A-4 Prepayment Premium                                                                        $0.00
                        Class A-5 Prepayment Premium                                                                        $0.00

            l. Total of Basic Servicing Fee, Supplemental Servicing Fees
                     and other fees, if any, paid by the Trustee on
                     behalf of the Trust                                                                              $432,351.23

            m. Note Pool Factors (after giving effect to
                     distributions on the Distribution Date)
                        Class A-1 Notes                                                                                0.00000000
                        Class A-2 Notes                                                                                0.52958492
                        Class A-3 Notes                                                                                1.00000000
                        Class A-4 Notes                                                                                1.00000000
                        Class A-5 Notes                                                                                1.00000000


                                 Page 9 (1998-B)

    XVI.     Pool Balance and Aggregate Principal Balance

                          Original Pool Balance at beginning of Monthly Period                             $549,999,990.63
                          Subsequent Receivables                                                                         -
                                                                                                   ------------------------
                          Original Pool Balance at end of Monthly Period                                   $549,999,990.63
                                                                                                   ========================

                          Aggregate Principal Balance as of preceding Accounting Date                      $415,057,183.11
                          Aggregate Principal Balance as of current Accounting Date                        $402,061,955.33

                           Monthly Period Liquidated Receivables                    Monthly Period Administrative Receivables

                             Loan #                            Amount                       Loan #                    Amount
                             ------                            ------                       ------                   -------
                     see attached listing                    2,485,108.41           see attached listing                -
                                                                    $0.00                                             $0.00
                                                                    $0.00                                             $0.00
                                                            --------------                                            -----
                                                            $2,485,108.41                                             $0.00
                                                            ==============                                            =====

   XVIII.    Delinquency Ratio

             Sum of Principal Balances (as of the Accounting Date) of all
                Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
                as of the Accounting Date                                                      17,360,632.11

             Aggregate Principal Balance as of the Accounting Date                           $402,061,955.33
                                                                                        ---------------------

             Delinquency Ratio                                                                                         4.31789974%
                                                                                                                    --------------

             IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA FINANCIAL LTD.

                                         By:
                                             ----------------------------------

                                         Name: Scott R. Fjellman
                                               --------------------------------

                                         Title: Vice President / Securitization
                                                -------------------------------

                                Page 10 (1998-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING JUNE 30, 1999

     I.      ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                   $550,000,000

                                   AGE OF POOL (IN MONTHS)                                13

    II.      Delinquency Ratio

             Sum of Principal Balances (as of the Accounting Date) of all
                Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment as of the
                Accounting Date                                                                  $17,360,632.11

             Aggregate Principal Balance as of the Accounting Date                              $402,061,955.33
                                                                                               ------------------

             Delinquency Ratio                                                                                          4.31789974%
                                                                                                                    ================

    III.     Average Delinquency Ratio

             Delinquency ratio - current Determination Date                                          4.31789974%

             Delinquency ratio - preceding Determination Date                                        4.52204395%

             Delinquency ratio - second preceding Determination Date                                 3.83725726%
                                                                                               ------------------

             Average Delinquency Ratio                                                                                  4.22573365%
                                                                                                                    ================

    IV.      Default Rate

             Cumulative balance of defaults as of the preceding Accounting Date                                      $23,382,254.91

              Add:                 Sum of Principal Balances (as of the
                                      Accounting Date) of Receivables that
                                      became Liquidated Receivables during the
                                      Monthly Period or that became Purchased
                                      Receivables during Monthly Period (if
                                      delinquent more than 30 days with respect
                                      to any portion of a Scheduled
                                      Payment at time of purchase)                                                    $2,485,108.41
                                                                                                                    ----------------

             Cumulative balance of defaults as of the current Accounting Date                                        $25,867,363.32

                                   Sum of Principal Balances (as of the
                                      Accounting Date) of 90+ day delinquencies                    3,392,251.12

                                           Percentage of 90+ day delinquencies
                                              applied to defaults                                        100.00%      $3,392,251.12
                                                                                               ------------------   ----------------

             Cumulative balance of defaults and 90+ day delinquencies as of the
                 current Accounting Date                                                                             $29,259,614.44
                                                                                                                    ================

     V.      Cumulative Default Rate as a % of Original Principal Balance
                (plus 90+ day delinquencies)

             Cumulative Default Rate - current Determination Date                                     5.3199299%

             Cumulative Default Rate - preceding Determination Date                                   4.9501243%

             Cumulative Default Rate - second preceding Determination Date                            4.5225267%


                                 Page 1 (1998-B)

    VI.      Net Loss Rate

             Cumulative net losses as of the preceding Accounting Date                                               $10,416,859.19

             Add:       Aggregate of Principal Balances as of the
                           Accounting Date (plus accrued and unpaid
                           interest thereon to the end of the Monthly
                           Period) of all Receivables that became
                           Liquidated Receivables or that became
                           Purchased Receivables and that were
                           delinquent more than 30 days with respect
                           to any portion of a Scheduled Payment as
                           of the Accounting Date                                           $2,485,108.41
                                                                                       --------------------

                        Liquidation Proceeds received by the Trust                         ($1,477,816.53)            $1,007,291.88
                                                                                       --------------------    ---------------------

             Cumulative net losses as of the current Accounting Date                                                 $11,424,151.07

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                         $3,392,251.12

                             Percentage of 90+ day delinquencies applied to losses                  50.00%            $1,696,125.56
                                                                                       --------------------    ---------------------

             Cumulative net losses and 90+ day delinquencies as of the current
                 Accounting Date                                                                                     $13,120,276.63
                                                                                                               =====================

    VII.     Cumulative Net Loss Rate as a % of Original Principal Balance
                (plus 90+ day delinquencies)

             Cumulative Net Loss Rate - current Determination Date                                                       2.3855048%

             Cumulative Net Loss Rate - preceding Determination Date                                                     2.2433770%

             Cumulative Net Loss Rate - second preceding Determination Date                                              2.0547360%

   VIII.     Classic/Premier Loan Detail

                                                                    Classic            Premier               Total
                                                                    -------            -------               -----
             Aggregate Loan Balance, Beginning                  308,383,443.99     $106,673,739.12      $415,057,183.11
               Subsequent deliveries of Receivables                                                                0.00
               Prepayments                                       (2,966,111.10)      (1,424,615.33)       (4,390,726.43)
               Normal loan payments                              (4,349,856.57)      (1,769,536.37)       (6,119,392.94)
               Liquidated Receivables                            (1,824,967.41)        (660,141.00)       (2,485,108.41)
               Administrative and Warranty Receivables                    0.00                0.00                 0.00
                                                              -----------------   -----------------    -----------------
             Aggregate Loan Balance, Ending                    $299,242,508.91     $102,819,446.42      $402,061,955.33
                                                              =================   =================    =================
             Delinquencies                                      $14,669,515.92        2,691,116.19       $17,360,632.11
             Recoveries                                          $1,103,952.00         $373,864.53        $1,477,816.53
             Net Losses                                            $721,015.41          286,276.47        $1,007,291.88

   VIII.     Other Information Provided to FSA

                      A. Credit Enhancement Fee information:

                         Aggregate Principal Balance as of the Accounting Date            $402,061,955.33
                         Multiplied by: Credit Enhancement Fee (27.7 bp's) * (30/360)              0.0231%
                                                                                       -------------------
                              Amount due for current period                                                      $92,809.30
                                                                                                            =================


                      B. Dollar amount of loans that prepaid during the Monthly Period                        $4,390,726.43
                                                                                                            =================

                         Percentage of loans that prepaid during the Monthly Period                              1.09205220%
                                                                                                            =================


                                 Page 2 (1998-B)

    IX.      Spread Account Information                                                        $                     %

             Beginning Balance                                                           $33,204,575.40           8.25857183%

             Deposit to the Spread Account                                                $2,751,564.61           0.68436334%
             Spread Account Additional Deposit                                                    $0.00           0.00000000%
             Withdrawal from the Spread Account                                                   $0.00           0.00000000%
             Disbursements of Excess                                                     ($3,923,972.23)         -0.97596208%
             Interest earnings on Spread Account                                            $132,789.39           0.03302710%
                                                                                     -------------------    ------------------

             Ending Balance                                                              $32,164,957.18           8.00000000%
                                                                                     ===================    ==================

             Specified Balance pursuant to Section 3.03 of the
                  Spread Account Agreement among Olympic Financial Ltd.,
                  Arcadia Receivables Finance Corp., Financial Security
                  Assurance Inc. and Norwest Bank Minnesota, National Association        $32,164,957.18           8.00000000%
                                                                                     ===================    ==================

     X.      Trigger Events

             Cumulative Loss and Default Triggers as of March 1, 1998

                                     Loss                    Default                    Loss Event              Default Event
      Month                       Performance              Performance                  of Default               of Default
      -----------------------------------------------------------------------------------------------------------------------------
                3                    1.05%                     2.11%                       1.33%                    2.66%
                6                    2.11%                     4.21%                       2.66%                    5.32%
                9                    3.05%                     6.10%                       3.85%                    7.71%
               12                    3.90%                     7.79%                       4.92%                    9.84%
               15                    5.02%                    10.03%                       6.34%                   12.68%
               18                    6.04%                    12.07%                       7.63%                   15.25%
               21                    6.93%                    13.85%                       8.75%                   17.50%
               24                    7.70%                    15.40%                       9.73%                   19.45%
               27                    8.10%                    16.21%                      10.24%                   20.47%
               30                    8.43%                    16.86%                      10.65%                   21.29%
               33                    8.71%                    17.43%                      11.01%                   22.01%
               36                    8.96%                    17.92%                      11.32%                   22.63%
               39                    9.08%                    18.15%                      11.47%                   22.93%
               42                    9.17%                    18.34%                      11.58%                   23.16%
               45                    9.25%                    18.49%                      11.68%                   23.36%
               48                    9.31%                    18.62%                      11.76%                   23.52%
               51                    9.36%                    18.73%                      11.83%                   23.65%
               54                    9.41%                    18.81%                      11.88%                   23.76%
               57                    9.44%                    18.88%                      11.92%                   23.84%
               60                    9.46%                    18.93%                      11.95%                   23.91%
               63                    9.48%                    18.96%                      11.97%                   23.95%
               66                    9.49%                    18.98%                      11.99%                   23.98%
               69                    9.50%                    18.99%                      12.00%                   23.99%
               72                    9.50%                    19.00%                      12.00%                   24.00%

      -----------------------------------------------------------------------------------------------------------------------------

             Average Delinquency Ratio equal to or greater than 8.40%                            Yes________         No_____X_____

             Cumulative Default Rate (see above table)                                           Yes________         No_____X_____

             Cumulative Net Loss Rate (see above table)                                          Yes________         No_____X_____

             Trigger Event that occurred as of a prior Determination Date
                is Deemed Cured as of current Determination Date                                 Yes________         No_____X_____

    XI.      Insurance Agreement Events of Default

             To the knowledge of the Servicer, an Insurance Agreement
                Event of Default has occurred                                                    Yes________         No_____X_____

             To the knowledge of the Servicer, a Capture Event has occurred and be continuing    Yes________         No_____X_____

             To the knowledge of the Servicer, a prior Capture Event has been cured by
                a permanent waiver                                                               Yes________         No_____X_____

             IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                          -------------------------------------

                                      Name: Scott R. Fjellman
                                            -----------------------------------

                                      Title: Vice President / Securitization
                                             ----------------------------------

                                 Page 3 (1998-B)